EXHIBIT 24

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Medtronic, Inc., a Minnesota corporation, hereby constitute and appoint each of William W. George and Ronald E. Lund, acting individually or jointly, their true and lawful attorney-in-fact and agent, with full power to act for them and in their name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Medtronic, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with said Commission of the Registration Statement on Form S-8 for Medtronic's 1995 Employees Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors to the Form S-8 and to any instruments and documents filed as part of or in connection with said Form S-8 or amendments thereto; and the undersigned hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have set their hands this 30th day of August, 1995.


/s/ F. Caleb Blodgett                       /s/ Glen D. Nelson, M.D.
F. Caleb Blodgett                           Glen D. Nelson, M.D.


/s/ Arthur D. Collins, Jr.                  /s/ Richard L. Schall
Arthur D. Collins, Jr.                      Richard L. Schall


/s/ William W. George                       /s/ Jack W. Schuler
William W. George                           Jack W. Schuler


/s/ Antonio M. Gotto, Jr., M.D.             /s/ Gerald W. Simonson
Antonio M. Gotto, Jr., M.D.                 Gerald W. Simonson


/s/ Bernadine P. Healy, M.D.                /s/ Gordon M. Sprenger
Bernadine P. Healy, M.D.                    Gordon M. Sprenger


/s/ Vernon H. Heath                         /s/ Richard A. Swalin, Ph.D.
Vernon H. Heath                             Richard A. Swalin, Ph.D.


/s/ Thomas E. Holloran                      /s/ Winston R. Wallin
Thomas E. Holloran                          Winston R. Wallin


/s/ Edith W. Martin, Ph.D.
Edith W. Martin, Ph.D.